UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2013

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15230 N. 75th Street, Suite 1002 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 317-8887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2013, the Registrant authorized a series of 12% term notes (the “New Notes”). Each New Note bears interest at 12% per annum and matures on April 30, 2014. Further, each New Note includes one warrant to purchase one share of the Registrant’s common stock for each dollar of principal amount of the New Note, which is exercisable for a period of three years at $0.40 per share (the “Warrants”). A copy of the Form of the New Note and Warrant is attached hereto as Exhibit 10.1.

On September 1, 2013, the Registrant exchanged $615,000 in principal amount of unsecured promissory notes, including $33,933.34 in accrued interest (total of $648,933.34), for New Notes as follows:

Noteholder	Position(s) with Registrant	Original Note Amount(s) with Accrued Interest	Original Note Due Date(s)	New Note Amount	Number of Warrants	New Note Exhibit #
C. Stephen Cochennet	CEO/President/Chairman	$74,500.00	9/1/13	$543,300.01	543,301	10.2
		$54,416.67	9/1/13
		$54,116.67	9/1/13
		$53,666.67	9/1/13
		$105,966.67	9/1/13
		$50,333.33	11/30/13
		$150,300.00	11/30/13

James G. Miller	Director	$52,983.33	9/1/13	$52,983.33	52,984	10.3

Corey Lambrecht	Director	$52,650.00	9/1/13	$52,650.00	52,650	10.4

On September 1, 2013, the Registrant issued a New Note for the principal amount of $45,000 to a director, Jim Nolton, for engineering services performed on behalf of the Registrant. Mr. Nolton was also issued 45,000 Warrants. A copy of Mr. Nolton’s New Note is attached hereto as Exhibit 10.5.

On September 18, 2013, the Registrant received $50,000 from its CEO/president, C. Stephen Cochennet, in the form of a New Note. Mr. Cochennet was also issued 50,000 Warrants. A copy of Mr. Cochennet’s New Note is attached hereto as Exhibit 10.6.

On September 19, 2013, the Registrant received $250,000 from Kansas Resource Development Company, a company owned and controlled by its CEO/president, C. Stephen Cochennet, in the form of a New Note. Kansas Resource Development Company was also issued 250,000 Warrants. A copy of Kansas Resource Development’s New Note is attached hereto as Exhibit 10.7.

On September 19, 2013, the Registrant received $30,000 from a director, James G. Miller, in the form of a New Note. Mr. Miller was also issued 30,000 Warrants. A copy of Mr. Miller’s New Note is attached hereto as Exhibit 10.8.

On October 1, 2013, the Registrant received $100,000 from an unaffiliated third party accredited investor in the form of a New Note. The new noteholder was also issued 100,000 Warrants. A copy of the Form of New Note is attached hereto as Exhibit 10.1.

The description herein of the New Notes are qualified in their entirety, and the terms are incorporated herein, by reference to the New Notes, the forms of which are filed as exhibits hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for disclosure of the New Notes.

Item 3.02 Sales of Unregistered Securities

In connection with the issuance of the New Notes described in Item 1.01 above, the Registrant issued 1,123,935 Warrants for the purchase of shares of its common stock.

All of the above-described issuances were exempt from registration pursuant to Section 4(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of 12% New Note and Warrant
10.2	New Note issued to C. Stephen Cochennet
10.3	New Note issued to James G. Miller
10.4	New Note issued to Corey Lambrecht
10.5	New Note issued to Jim Nolton
10.6	$50,000 New Note issued to C. Stephen Cochennet
10.7	$250,000 New Note issued to Kansas Resource Development Company
10.8	$30,000 New Note issued to James G. Miller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

By: /s/ C. Stephen Cochennet
      C. Stephen Cochennet, Chief Executive Officer
Date: October 4, 2013